WESTERN ASSET FUNDS, INC.
SUPPLEMENT DATED MARCH 1, 2022
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED SEPTEMBER 30, 2021 OF
WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND (the “Fund”)

The following information supplements and supersedes the information contained in the section of the Fund’s Summary Prospectus and Prospectus titled “Performance”:
Effective March 1, 2022, the ICE BofA 3‑Month US Treasury Bill Index is replacing the ICE BofA US Dollar 3‑Month Deposit Offered Rate Constant Maturity Index as one of the Fund’s benchmarks. The Fund’s subadviser believes the ICE BofA 3‑Month US Treasury Bill Index is a more appropriate benchmark for the Fund in light of the anticipated phase out of the London Interbank Offered Rate.
The Fund will also continue to compare its performance to the Bloomberg U.S. Aggregate Index.
Please retain this supplement for future reference.

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